Exhibit 10.10

FORM OF
EQUITY EXCHANGE RIGHT AGREEMENT

THIS EQUITY EXCHANGE RIGHT AGREEMENT (this “Agreement”) is made and entered into as of [___], 2025, by and between Neptune Insurance Holdings Inc., a Delaware corporation (the “Company”), and Trevor Burgess (“Founder”).

WHEREAS, the Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company and its stockholders to implement a dual class common stock structure in connection with the Company’s initial public offering of its capital stock (the “IPO”) to, among other things, enable the Company to execute its long-term vision;

WHEREAS, in connection with the IPO, the Board and the stockholders of the Company have approved and adopted that certain Second Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”), which, among other things, provides (i) for two classes of common stock of the Company, Class A Common Stock, par value $0.00001 per share (“Class A Common Stock”), entitling holders to one (1) vote for each share thereof held, and a newly-created Class B Common Stock, par value $0.00001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), entitling holders to ten (10) votes per share thereof held, and (ii) that each share of the Company’s common stock, par value $0.00001 per share (the “Pre-IPO Common Stock”), issued and outstanding or held as treasury stock immediately prior to the effectiveness of the filing of the Amended and Restated Certificate of Incorporation (the “Effective Time”), will, automatically and without further action by any stockholder, be reclassified as, and become, one (1) share of Class A Common Stock;

WHEREAS, at the Effective Time, Founder will hold (i) awards of non-qualified stock options that are exercisable for shares of Class A Common Stock (the “Founder Options”) and (ii) effective upon the filing of the Company’s Registration Statement on Form S-8 as promptly as practicable after the time the Company’s Registration Statement on Form S-1 relating to the IPO is declared effective by the Securities and Exchange Commission, restricted stock units covering shares of Class A Common Stock (the “Founder RSUs”), in each case as set forth in Exhibit A (the Founder Options and Founder RSUs, each, a “Founder Equity Award” and collectively, the “Founder Equity Awards”), and each Founder Equity Award has been granted under the Company’s Amended and Restated 2025 Stock Plan, as amended, or the Company’s 2025 Equity Incentive Plan, as applicable, and the respective award agreement memorializing such Founder Equity Award (collectively, the “Equity Documents”); and

WHEREAS, as part of the implementation of the dual class common stock structure, the Board has determined that it is advisable and in the best interest of the Company and all of its stockholders, including its stockholders other than Founder and Founder’s affiliates, to provide Founder with the right to require the Company to exchange shares of Class A Common Stock that Founder acquires upon the exercise, vesting, and/or settlement of his Founder Equity Awards for shares of Class B Common Stock on a one share-for-one share basis, subject to the terms and conditions set forth in this Agreement; and

WHEREAS, the parties hereto intend that no gain or loss shall be recognized in any Exchange pursuant to Sections 368(a)(1)(E) and/or 1036 of the Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:

Article I.
PUT RIGHT AND EXCHANGE AND ISSUANCE OF
CLASS B COMMON STOCK

1.1 Grant of Put Right. Effective immediately following the Effective Time, and subject to the terms and provisions of this Agreement (including Section 1.2(a) below), the Company hereby irrevocably grants to Founder the right (the “Put Right”) to require the Company to exchange any shares of Class A Common Stock that Founder acquires following the Effective Time as a result of the exercise, vesting, and/or settlement of his Founder Equity Awards (each, a “Put Eligible Share”) for shares of Class B Common Stock at an exchange ratio of one (1) share of Class A Common Stock for one (1) share of Class B Common Stock, net of any applicable withholding taxes; provided, however, if the Company becomes aware of any obligation to deduct or withhold any taxes as a result of, or with respect to, such exchange, the Company shall notify Founder of such obligation at least five (5) business days before the completion of such exchange and shall cooperate with Founder to reduce or eliminate any such deduction or withholding to the extent permitted by applicable law (the “Exchange”).

1.2 Exercise of Put Right.

(a) The Put Right with respect to any Put Eligible Share will be exercisable by Founder by submitting a completed and fully-executed notice in the form attached hereto as Exhibit B (the “Put Right Notice”) to the Company on or prior to the Expiration Date (as defined in Section 1.5 below) with respect to such Put Eligible Share. The Put Right will be deemed to have been exercised immediately prior to 5:00 p.m. Eastern Time on the date of timely delivery of a Put Right Notice with respect to such Put Eligible Share.

(b) Failure to deliver a Put Right Notice prior to 5:00 p.m. Eastern Time on the applicable Expiration Date for any Put Eligible Share will constitute an irrevocable waiver of the Put Right with respect to such Put Eligible Share.

(c) A Put Right cannot be exercised by Founder with respect to any Put Eligible Share more than once. Further, Founder will have no Put Right pursuant to this Agreement with respect to any share of Class A Common Stock that is acquired by Founder following the Effective Time other than as a result of the exercise, vesting, and/or settlement of a Founder Equity Award.

1.3 Exchange of Shares. Within ten (10) calendar days after the Company’s receipt of a properly executed Put Right Notice, the Company will complete the Exchange for the specified number of Put Eligible Shares indicated in such Put Right Notice (“Exercised Shares”) by issuing, out of funds legally available therefor, a number of shares of Class B Common Stock to Founder equal to such specified number, subject to the completion of any actions reasonably necessary to be taken by Founder in order for the Company to complete such Exchange, including delivering to the Company of such instruments of transfer or other documentation as may be reasonably required to evidence that the Exercised Shares have been duly transferred to the Company. In addition, the Company and Founder may mutually agree in writing to effect any Exchange through procedures and timing requirements other than those set forth in this Section 1.3. Upon the effectiveness of such Exchange, the Company will deliver (or cause its transfer agent to deliver) to Founder such documentation as may be reasonably required to evidence that the shares of Class B Common Stock have been duly issued and delivered to Founder in exchange for the Exercised Shares.

1.4 Rights to Shares of Class A Common Stock Following Exchange. Upon the Exchange, Founder will no longer have any rights as a holder of the Exercised Shares that are the subject of the Exchange (other than the right to receive the shares of Class B Common Stock in accordance with this Agreement). Such Exercised Shares will be deemed to have been redeemed by the Company in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor, if any, have been delivered to the Company. The Founder hereby agrees to execute such instruments and other documentation as may be reasonably necessary to cause such Exercised Shares to be cancelled or transferred to the Company, including, if applicable, on the books of the Company’s transfer agent.

1.5 Termination of Put Right. The Put Right will terminate on the following date(s) (each, an “Expiration Date”):

(a) With respect to any shares of Class A Common Stock subject to a Founder Equity Award that have not become Put Eligible Shares, the Expiration Date will be the date such shares or Founder Equity Award, as applicable, are forfeited pursuant to the applicable Equity Documents; and

(b) With respect to any Put Eligible Shares, the Expiration Date will be the earliest of the date:

(i) on which Founder sells, transfers, or otherwise disposes of such Put Eligible Shares; and

(ii) the Final Conversion Date (as defined in the Amended and Restated Certificate of Incorporation).

Article II.
REPRESENTATIONS AND WARRANTIES OF FOUNDER

Founder hereby represents and warrants to the Company, with respect to the transactions contemplated hereby, as follows:

2.1 Ownership; Authority. Founder has the full right, power and authority to enter into this Agreement. Assuming the due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of Founder, enforceable against Founder in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity). Upon consummation of an Exchange contemplated hereby, the Company will acquire from Founder good and marketable title to the Exercised Shares subject to such Exchange, free and clear of any and all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Amended and Restated Certificate of Incorporation or any other agreements to which Founder and the Company are a party, and subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

2.2 Governmental Authorization. The execution, delivery and performance by Founder of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority on the part of Founder (excluding, for the avoidance of doubt (a) the filing by the Company of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and (b) compliance by the Company with any applicable requirements of any applicable state or federal securities laws). For purposes of this Agreement, “governmental authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.

2.3 Noncontravention. The execution, delivery and performance by Founder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) violate any governing document, including any trust agreement, applicable to Founder, (b) subject to compliance with Section 2.2, violate any applicable law, (c) assuming the waiver or inapplicability of any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby, require any consent or other action under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any obligation of Founder or to the loss of any benefit to which Founder is entitled under any provision of any agreement or other instrument binding upon Founder or (d) result in the creation or imposition of any lien on any Founder Equity Awards or the shares of Class A Common Stock underlying such awards, other than restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Amended and Restated Certificate of Incorporation or any other agreements to which Founder and the Company are a party.

Article III.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Founder, with respect to the transactions contemplated hereby, as follows:

3.1 Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

3.2 Corporate Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including the issuance and delivery of the shares of Class B Common Stock in connection with each Exchange hereunder (including the conversion thereof into Class A Common Stock upon the terms specified in the Amended and Restated Certificate of Incorporation) in accordance with the Amended and Restated Certificate of Incorporation, are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company and the Company’s stockholders, subject to compliance with Section 3.3. Any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby have been waived. Assuming the due authorization, execution and delivery by Founder, this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

3.3 Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority other than compliance by the Company with any applicable requirements of any applicable state or federal securities laws.

3.4 Noncontravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 3.3, (a) violate the Amended and Restated Certificate of Incorporation or the Second Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), (b) violate any applicable law, (c) require any consent or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company or to the loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or (d) result in the creation or imposition of any lien on the shares of Class B Common Stock other than as set forth or contemplated by this Agreement or the Amended and Restated Certificate of Incorporation.

Article IV.
COVENANTS

4.1 Market Stand-Off Agreement. Founder has entered into a lock-up agreement with the underwriters of the IPO with respect to the sale, disposition or transfer of his securities of the Company and Founder agrees not to revoke such lock-up agreement. Founder also agrees that any other lock-up or market stand-off agreements applicable to the shares of Common Stock of the Company held by Founder will continue to apply to the shares of the Class B Common Stock in accordance with the terms of such agreements.

Article V.
GENERAL PROVISIONS

5.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.

5.2 Successors and Assigns. No party hereto may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other party. Subject to the immediately preceding sentence, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.3 Entire Agreement; Amendment. Other than the rights, restrictions and preferences provided for under the Equity Documents with respect to Founder Equity Awards and the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws with respect to the shares of Class B Common Stock, this Agreement, including the exhibits attached hereto, constitutes the full and entire understanding and agreement between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be amended or waived other than by a written instrument signed by Founder and the Company.

5.4 Counterparts. This Agreement may be executed in counterparts (including by facsimile, electronic or .pdf transmission), each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

5.5 No Guarantee of Continued Service. Founder acknowledges and agrees that neither the execution of this Agreement nor the existence of the Put Right granted hereunder constitutes an express or implied promise of continuous employment or service with the Company for any period, or at all, and that neither the execution of this Agreement nor the existence of the Put Right granted hereunder will interfere in any way with Founder’s right or the right of the Company to terminate Founder’s employment or service at any time, with or without cause.

5.6 Tax Consequences. The parties hereto intend that no gain or loss shall be recognized in any Exchange pursuant to Sections 368(a)(1)(E) and/or 1036 of the Code. The parties hereto adopt this Agreement as a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding the foregoing, the Company and Founder each have reviewed with its/his own tax advisors the federal, state, local and foreign tax consequences of the Put Right and the Exchange, Founder Equity Awards and the potential acquisition of shares of Class A Common Stock thereunder, the potential exchange of such shares for shares of Class B Common Stock, and the transactions contemplated by this Agreement. Each party hereto is relying solely on such advisors and not on any statements or representations of the Company or any of its agents, or Founder or any of his agents, as applicable, in connection with the transactions contemplated hereby, except for the representations and warranties of the Company and Founder expressly set forth in Articles II and III.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

NEPTUNE INSURANCE HOLDINGS INC.

By:
Name:
Title:

TREVOR BURGESS

By:

[Signature Page to Equity Exchange Right Agreement]

EXHIBIT A

[To come]

A-1

EXHIBIT B

Put Right Notice (the “Notice”)

(To be signed only upon exercise of a Put Right)

To: Neptune Insurance Holdings Inc.
Attn: General Counsel

The undersigned (“Founder”), hereby irrevocably elects to exercise his right under the Put Right pursuant to the Equity Exchange Right Agreement dated as of [_____], 2025 (the “Agreement”), by and between Neptune Insurance Holdings Inc. (the “Company”) and Founder, to require the Company to exchange Put Eligible Shares (the “Exercised Shares”) for a number of shares of Class B Common Stock of equivalent value as determined on the date of the Exchange, subject to the terms of this Notice and the Agreement. Capitalized terms not otherwise defined in the Notice will have the meaning ascribed to them in the Agreement.

By executing this Notice, Founder hereby represents and warrants to the Company as follows:

1. Acknowledgements. Founder acknowledges and affirms that the representations and warranties set forth in Article II of the Agreement as of the date of this Notice are true and correct, and agrees to the covenants set forth in Article IV of the Agreement.

2. Legends. It is understood that any certificate or book entry position representing the shares of Class B Common Stock and any securities issued in respect thereof or exchange therefor, will bear legends in substantially the following form (in addition to any legend required under applicable state securities laws or agreements to which Founder is a party):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

3. Restricted Securities; Rule 144. Except as otherwise permitted by applicable law, Founder understands that any shares of Class B Common Stock issued to Founder in an Exchange will be characterized as “restricted securities” under the Act because such shares are being acquired from the Company in a transaction not involving a public offering and in exchange for shares acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and the rules and regulations promulgated thereunder the shares of Class B Common Stock may be resold without registration under the Act only in certain limited circumstances, and subject to the restrictions under the Amended and Restated Certificate of Incorporation. Founder understands and hereby acknowledges that the shares of Class B Common Stock must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is otherwise available. Founder is aware of the provisions of Rule 144 promulgated under the Act, which permit limited resales of shares purchased in a transaction not involving a public offering, subject to the satisfaction of certain conditions.

4. Tax Matters. Founder has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of the Put Right and the Exchange, Founder Equity Awards and the potential acquisition of shares of Class A Common Stock thereunder, the potential exchange of such shares for shares of Class B Common Stock, and the transactions contemplated by this Agreement. Founder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents in connection with the transactions contemplated hereby, except for the representations and warranties of the Company expressly set forth in Article III of the Agreement.

Dated:

TREVOR BURGESS

Address:

B-1